     Republic National Bank                       To the Lending Officers:
Republic National Bank of New York          Use this Note for fixed or floating
                                              rate demand loans extended under
                                                 a revolving line of credit.

                                DEMAND GRID NOTE

                                                            New York, New York
$750,000.00                                               Date: December 1, 1997
-----------

         ON DEMAND, the undersigned ("Maker") promises to pay to the order of REPUBLIC NATIONAL BANK OF NEW YORK ("Bank") at the principal office of Bank located at 152 Fifth Avenue, New York, New York 10018 or at any of its other banking offices in New York as Bank may designate by written notice to Maker, the principal sum of $750,000.00 DOLLARS or so much thereof as shall be advanced by Bank to Maker, in Bank's sole discretion, and not repaid, together with interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the date on which this Note is paid in full, at the rate set forth below.

         Interest on the unpaid principal of this Note will be due and payable when demand is made for payment of the principal of this Note and (indicate whichever is applicable):

                  /X/      on the last day of each month.

                  / /      on the ____ day of each _____.

         Prior to the date that demand is made for payment of the principal hereof, this Note shall bear interest at a rate (the "Contract Rate") equal to (indicate whichever is applicable):

                  / /      a fixed rate of ___% per annum.
                  /X/      a fluctuating rate of 1/2% per annum above the
                                                 ---
                           Reference Rate ( as defined below), such rate to change without notice from time to time with each change in the Reference Rate.

After demand is made for payment of the principal of this Note, interest under this Note shall be payable on demand and shall accrue at a fluctuating rate per annum equal to 2% per annum above (i) if the Contract Rate is a fixed rate, the Contract Rate, or (ii) if the Contract Rate is a fluctuating rate, the greater from time to time of (x) the Contract Rate in effect on the date that the principal became due and (y) the Contract Rate that would have been in effect from time to time if the principle had not become due. Interest shall be calculated on the basis of a 360-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law. As used herein,"Reference Rate" means the rate established by Bank from time to time at its principal domestic office as its reference lending rate for domestic commercial loans. Bank may make loans to customers above, at or below the Reference Rate.

         This Note evidences loans made by Bank to Maker in Bank's sole discretion, from time to time. The unpaid principal balance of this Note at any time shall be the total amount advanced by Bank to Maker in Bank's sole discretion, less the total amount of principal payments made hereon by Maker. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by Bank on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon Maker in the absence of manifest error. Any failure by Bank to so endorse shall in no way mitigate or discharge the obligation of Maker to repay any loans actually made. Maker may prepay this Note in whole at any time with all accrued interest to the date of prepayment. So long as Maker is not in default under this Note. Maker may prepay this Note in part at any time with accrued interest to the date of prepayment on the principal amount prepaid.

         Requests for loans to Maker from Bank and directions as to the disposition of the proceeds thereof may be given orally (including by telephone) or in writing to Bank by the officers of Maker or other persons authorize to borrow on Maker's behalf by borrowing resolutions of Maker's Board of Directors heretofore delivered to Bank, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of Maker, and a copy thereof, so certified, shall have been delivered to an officer of Bank at its office for payment. Bank may conclusively rely on the authorities contained in said resolutions. Any such loan so made shall be conclusively presumed to have been made to or for the benefit of Maker and Maker shall be liable in respect thereof when made in accordance with any such request or direction, or when deposited to any account of Maker with Bank, even though persons other than those authorized to borrow on behalf or Maker may have authority to draw against such account. Bank may rely on any such request or direction which it believes to be genuine, and Bank shall be fully protected in so doing without any duty to make further inquiry as to such genuineness or in otherwise acting in good faith in the premises. By making a request for a loan, Maker shall be deemed to be representing to Bank that all of the representations and warranties of Maker set forth in this Note are true and correct as of the date of such request as if made on and as of such date and shall also be deemed to be representing and warranting to Bank that on such date Maker is not in breach of any of its covenants to Bank set forth in this Note or in any other document or instruments of Maker to Bank and in no event of default has occurred and is continuing with respect to any Obligations (as defined below).

         This Note shall be payable in lawful money of the United States of America in immediately available funds. Except as otherwise provided herein with respect to prepayments, all payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other Obligations are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations, Bank may apply such payment to amounts due under this Note or any such Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

         Maker acknowledges that this Note is an obligation which is payable on demand and that notwithstanding anything to the contrary in any other instrument, agreement or other document to which Maker and/or Bank is a party, the enumeration in any such document of specific events of default, conditions, and/or covenants relating to the loan evidenced by this Note or to any other Obligation, shall not be construed to qualify, define or otherwise limit in any way Bank's right, power or ability, at any time, to make demand for payment of the principal of and interest on this Note, and Maker agrees that the occurrence of any event of default or breach of any condition or covenant in any such document is not the only basis for demand to be made on this Note.

         To induce Bank, in its sole discretion, to make loans to Maker: (A) Maker (if not a natural person) represents, warrants and covenants to Bank that
(i) Maker is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its formation, with full power and authority to make, deliver and perform this Note; (ii) the execution, delivery and performance by Maker of this Note have been duly authorized by all necessary corporate or other action and do not and will not violate or conflict with its charter or by-laws or other constituent documents; (iii) this Note has been fully executed by an authorized officer of Maker; and (B) Maker represents, warrants and covenants to Bank that (i) the execution, delivery and performance by Maker of this Note does not and will not violate or conflict with any law, rule, regulation or order binding on Maker or any agreement or instrument to which Maker is a party or which may be binding on Maker; (ii) this Note constitutes a legal, valid, binding and enforceable obligation of Maker; (iii) no authorization, consent, approval, liens, exemption of or filing or registration with, any court or government or governmental agency is or will be necessary to the valid execution, delivery or performance by Maker of this Note;
(iv) the loans evidenced by this Note will be used solely for working capital purpose; (v) there are no pending or threatened actions, suits or proceedings against or affecting Maker by or before any court, commission, bureau or other governmental agency or instrumentality, which, individually or in the aggregate, if determined adversely to Maker would have a material adverse effect on the business, properties, operations, or condition, financial or otherwise, of Maker and (vi) the most recent financial statements of Maker heretofore delivered to Bank are complete and correct and since the date thereof there has not occurred any material adverse change in the financial condition or operations of Maker from that shown on said financial statements.

         Bank shall have a continuing lien and/or right of setoff on, and is hereby granted a security interest in, all deposits (general and special) and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations, at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Obligations. As used in this Note, the term "Bank Affiliate" includes any individual, partnership or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to the last address of Maker or indorser on Bank's records. If the Obligations evidenced by this Note are secured by a security agreement and/or other security documents which Maker has separately delivered to Bank (whether or not such documents make specific reference to this Note), reference to such documents is made for a description of the collateral provided thereby and of the rights of Maker and Bank therein. The rights and remedies of Bank provided hereunder are cumulative with the rights and remedies available to Bank under any other instruments or agreements or under applicable law. As used in this Note, the term"Obligations" means all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of Maker to Bank, and all claims of Bank against Maker, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of Maker to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

         In case any principal of or interest on this Note is not paid when due, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of this Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorney's fees, disbursements and court costs. In addition, in the event of a default thereunder, Maker shall pay all reasonable attorneys' fees and disbursements incurred by Bank in obtaining advice as to its rights and remedies in connection with such default.

         Maker and each indorser hereby separately waive presentment, notice of dishonor, protest and notice of protest, and any or all other notices or demands (other than demand for payment) in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including, but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.
         Any notice from Bank to Maker or any indorser shall be deemed given when delivered to Maker or such indorser by hand or when deposited in the United States mail and addressed to Maker or such indorser at the last address of Maker or such indorser appearing on Bank's records.


         This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

         MAKER AND EACH INDORSER AGREE THAT ANY ACTION , DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN MAKER OR SUCH INDORSER AND BANK, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE

MADE ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY MAKER OR SUCH INDORSER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY MAKER OR SUCH INDORSER, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (1) THIS NOTE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING MAKER OR SUCH INDORSER AND BANK, (3) ANY TRANSACTION RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING MAKER OR SUCH INDORSER AND BANK, AND (4) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OR MAKER OF SUCH INDORSER AND BANK. Bank may elect to require arbitration of any Dispute with Maker or any indorser without thereby being required to arbitrate all Disputes between Bank and Maker or such indorser. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitration panel (the"arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any arbitration proceeding subject to this paragraph, the arbitrator(s) shall be deemed specifically empowered to decide (by documents only, or with a hearing, at the arbitrator(s) sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator(s) shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the arbitrator(s) shall be selected in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or as otherwise herein provided or pursuant to applicable law,

(2) to exercise self-help remedies including but not limited to setoff and repossession, or (3) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator(s) shall be selected in accordance with the Commercial Arbitration Rules of the AAA, except as otherwise herein provided. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator(s) shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator(s) fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator(s), pay an equal share of the arbitrator(s) fees.

         MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

         IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

         Bank is authorized to fill any blank spaces and to otherwise complete this Note and correct any patent errors herein.

                                      Allen Field Co., Inc.
                                      -------------------------------------
                                      Name of Maker


                                      By:/s/Andrew Franzone
                                         ----------------------------------
                                         Signature of Authorized Signatory

                                      Andrew Franzone Pres.
                                      -------------------------------------
                                      Print Name and Title


                                      320 Broad Hollow Rd. Farmingdale, NY 11735
                                      ------------------------------------------
                                      Address for Notices

                           [If Maker is not a natural person,
                           indicate the type of entity below]

                           The Maker signing above is a:

                           / / partnership organized under the laws of ________________________________________________.

                           / / limited partnership organized under the laws of ________________________________________________.

                           / / limited liability partnership organized under the laws of ___________________________________________.

                           / /  corporation organized under the laws
                           of   _______________________________________________.

                           / /  other (specify): ______________________________.



                         LOANS AND PAYMENTS OF PRINCIPAL

                                                            Unpaid
                           Amount of       Amount of       Principal   Notation
 Date      Loan No.          Loan       Principal Paid      Balance    Made By
 ----      --------        ---------    --------------     ---------   --------

                     ----------------------------------------------------------
                     To the Lending Officer: Use This Note in Conjunction with Term Loan Agreement
                     ----------------------------------------------------------

                   TERM LOAN AGREEMENT PROMISSORY NOTE


$250,000                                             New York, New York
                                                     Date: 7/29/96

                  FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of REPUBLIC NATIONAL BANK OF NEW YORK ("Bank") at its principal banking office at 452 Fifth Avenue, New York, New York 10018 or at any of its other banking offices in New York as Bank may designate by written notice to Maker, the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS, as set forth below, together with interest from the date hereof on the unpaid principal of this Note until paid in full at the rate set forth below.

                  This Note is executed and delivered to Bank pursuant to a Term Loan Agreement dated 7/29/96 entered into among Maker, Bank and any guarantors referred to therein ("Agreement") and is entitled to, among other things, the benefits, guarantees and security referred to therein. Upon the occurrence of an Event of Default, as defined in the Agreement, the principal hereof and accrued interest hereon may be declared to be or may automatically become forthwith due and payable, in the manner, upon the conditions and with the effect provided in the Agreement. This Note may be prepaid to the extent and in the manner set forth in the Agreement.

                  The principal amount of this Note shall be payable in eleven consecutive quarterly installments (subject to acceleration as hereinafter provided), payable on the last day of each quarter commencing October 31, 1996. The first eleven principal installments shall each be in the amount of $12,500. The last principal installment shall be in the amount of the then unpaid principal balance of this Note and shall be due and payable on July 31, 1999 (the "Stated Maturity Date") together with all unpaid interest accrued through that date.

                  Interest on the unpaid principal of this Note will be due and payable on each date when all or any portion of the principal of this Note is due and payable and in addition if the principal amount of this Note is payable in full on a specified date, interest on the unpaid principal of this Note will be due and payable on the last day of each month.

                  Prior to the date that the entire outstanding principal amount hereof is due and payable (whether at the Stated Maturity Date or by acceleration), this Note shall bear interest at a rate (the "Contract Rate") equal to a fluctuating rate of 1% per annum above the Reference
Rate (as defined below), such rate to change without notice from time to time with each change in the Reference Rate.

                  After the entire outstanding principal amount of this Note becomes due, interest under this Note shall be payable on demand and shall accrue at a fluctuating rate per annum equal to 1% per annum above the greater from time to time of (x) the Contract Rate in effect on the date that the principal became due and (y) the Contract Rate that would have been in effect from time to time if the principal had not become due. If Maker is a corporation, interest shall be calculated on the basis of a 360-day year for actual days elapsed. In no event shall the interest rate applicable at any time to this Note exceed the maximum rate permitted by law. As used herein, "Reference Rate" means the rate established by Bank from time to time at its principal domestic office as its reference lending rate for domestic commercial loans. Bank may make loans to customers above, at, or below the Reference Rate.

                  This Note shall be payable in lawful money of the United States of America in immediately available funds. All payments on this Note shall be applied to the payment of accrued interest before being applied to the payment of principal. Any payment which is required to be made on a day which is not a banking business day in the City of New York shall be payable on the next succeeding banking business day and such additional time shall be included in the computation of interest. In the event that any other Obligations (as defined below) are due at any time that Bank receives a payment from Maker on account of this Note or any such other Obligations of Maker, Bank may apply such payment to amounts due under this Note or any such other Obligations in such manner as Bank, in its discretion, elects, regardless of any instructions from Maker to the contrary.

                  Bank shall have a continuing lien and/or right of set-off on, and is hereby granted a security interest in, all deposits (general and special) and credits with Bank or any Bank Affiliate of any Maker and indorser, and may apply all or part of the same to any Obligations (whether contingent or unmatured) of Maker, at any time or times, without notice. Bank shall have a continuing lien on, and is hereby granted a security interest in, all property of every Maker and indorser and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Obligations of Maker. As used in this Note, the term "Bank Affiliate" includes any individual, partnership or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to the last address of Maker or indorser on Bank's records. If the Obligations evidenced by this Note are secured by a security agreement and/or other security documents which Maker has separately delivered to bank (whether or not such documents make specific reference to this Note), reference to such documents is made for a description of the collateral provided thereby and of the rights of Maker and Bank therein. The rights and remedies of Bank provided for hereunder including but not limited to the right to accelerate Obligations of Maker and to realize on any security for any such Obligations) are cumulative with the rights and remedies of Bank available under any other instrument or agreement or under applicable law. As used in this Note, the term "Obligations" of a person means all amounts payable under this Note and any and all other indebtedness, obligations and liabilities of that person to Bank, and all claims of Bank against such person, now existing or hereafter arising, direct or indirect (including participations or any interest of Bank in indebtedness of such person to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or unmatured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise, and all extensions, renewals, refundings, replacements and modifications of any of the foregoing. "Person" means any individual partnership, limited partnership, corporation, association, trust or other entity.

                  In the case of the occurrence of an Event of Default, each Maker and indorser shall be jointly and severally liable for all costs of enforcement and collection of this Note incurred by Bank or any other holder of this Note, including but not limited to reasonable attorneys' fees, disbursements and court costs. In addition, in the event of a default hereunder, Maker shall pay all reasonable attorneys' fees and disbursements incurred by Bank in obtaining advice as to its rights and remedies in connection with such default.

                  Maker and each indorser hereby separately waive presentment, demand for payment, notice of dishonors, protest and notice of protest, and any or all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guarantee of this Note. The liability of any Maker or indorser hereunder shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the holder hereof, including but not limited to any extension of time, renewal, waiver or other modification. Any failure of the holder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Bank or any holder may accept late payments, or partial payments, even though marked "payment in full" or containing words of similar import or other conditions, without waiving any of its rights. No amendment, modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Note cannot be changed or terminated orally or by estoppel or waiver or by any alleged oral modification regardless of any claimed partial performance referable thereto.

                  This note shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and to be performed wholly within that state. If any provision of this Note is held to be illegal or unenforceable for any reason whatsoever, such illegality or unenforceability shall not affect the validity of any other provision hereof.

                  MAKER AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN MAKER AND BANK, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY MAKER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY MAKER, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (1) THIS NOTE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (2) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING MAKER AND BANK, (3) ANY TRANSACTION RELATED TO THIS NOTE AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING MAKER AND BANK, AND (4) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF MAKER AND BANK. Bank may elect to require arbitration of any Dispute with Maker without thereby being required to arbitrate all Disputes between Bank and Maker. Any such Dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this paragraph. In any arbitration proceeding subject to this paragraph, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in this paragraph. No provision of, nor the exercise of any rights under, this paragraph shall limit the right of Bank (1) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of the power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (2) to exercise self-help remedies including but not limited to setoff and repossession, or (3) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self-help remedies shall not constitute a wavier of the right of Bank, even if Bank is the plaintiff, to submit the Dispute to arbitration if Bank would otherwise have such right. Whenever an arbitration is required under this paragraph, the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator shall have the power to award recovery of all costs and fees

(including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party. In the event of any Dispute governed by this paragraph, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees.

                  MAKER AND EACH INDORSER AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE MAY BE INITIATED AND PROSECUTED IN THE STATE OR FEDERAL COURTS, AS THE CASE MAY BE, LOCATED IN NEW YORK COUNTY, NEW YORK AND ANY ARBITRATION PROCEEDING PURSUANT HERETO SHALL BE CONDUCTED IN NEW YORK, NEW YORK. MAKER AND EACH INDORSER CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY SUCH COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER OR SUCH INDORSER AT ITS ADDRESS SET FORTH BELOW OR TO ANY OTHER ADDRESS AS MAY APPEAR IN BANK'S RECORDS AS THE ADDRESS OF MAKER OR SUCH INDORSER.

                  IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, BANK, MAKER AND EACH INDORSER WAIVE TRIAL BY JURY, AND MAKER AND EACH INDORSER ALSO WAIVE (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.


                  If this Note is executed by more than one person, then each such person shall be jointly and severally liable on this Note, and the term "Maker" shall mean each, any or all of such persons.


                  Bank is authorized to fill in any blank spaces and to otherwise complete this Note and correct any patent errors herein.


                                 Allen Field Company, Inc.
                                 --------------------------------
                                 Name of Maker


                                 By: /s/ Harry Goodman
                                     ---------------------------------
                                     Signature of Authorized Signatory


                                 /s/ HARRY GOODMAN VICE PRESIDENT
                                 --------------------------------
                                 Print Name and Title



                                 /s/ FARMINGDALE NY 11735
                                 --------------------------------
                                 Address for Notices


                                 The Maker signing above is a corporation
                                 organized under the laws of New York.
                                                             --- ----

GUARANTY
AND SECURITY AGREEMENT
                                                              Date:     7/25/96

SECTION 1. Definitions. The following terms have the following meanings unless otherwise specified herein:

"Bank" means Republic National Bank of New York, a national banking association., and its successors and assigns, and any Person acting as agent or nominee for Republic National Bank of New York and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic National Bank of New York and/or Republic New York Corporation.

"Bankruptcy Code" shall mean the United States Bankruptcy Code, and any amendments thereto (Title 11, United States Code).


"Borrower", shall mean Allen Field Co., Inc. (if more than one, "Borrower" shall mean each, any or all of them).

"Claims" shall mean each "claim" as that term is defined under Section 101(4) of the Bankruptcy Code.

"Collateral" shall mean all property that secures the payment of the Obligations, and any Proceeds thereof.

"Guaranty" shall mean this Guaranty and Security Agreement.

"Guarantor" shall mean the undersigned (and if more than one, "Guarantor"shall mean each, any and all of them, jointly and severally).

"Liabilities" shall mean any and all indebtedness, obligations (whether monetary or non-monetary) and liabilities of Guarantor to the Bank under this Guaranty, and all Claims thereon.

"Lien" means any lien, security interest, pledge, hypothecation, or other claim in or with respect to any Security.

"Obligations" shall mean any and all indebtedness, obligations and liabilities of the Borrower to the Bank, and all Claims of the Bank against the Borrower, now existing or hereafter arising, direct or indirect (including participations or any interest of the Bank in indebtedness of the Borrower to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, matured or not matured, monetary or non-monetary, arising out of contract or tort, liquidated or unliquidated, arising by operation of law or otherwise and all extensions, renewals, refundings, replacements and modifications of any of the foregoing.

"Person" shall mean any natural person, corporation, partnership, trust, government or other association or legal entity.

"Proceeds" shall have the meaning assigned to that term by the New York Uniform

Commercial Code, as amended, and also means all "proceeds," "products," "offspring," "rents" or "profits" of any property, as such quoted terms are used in the Bankruptcy Code.

"Security" shall mean any property which secures payment or performance of any of the Liabilities, and all Proceeds thereof.

SECTION 2. Scope of Guaranty. In consideration of any extension of credit or other financial accommodation heretofore, now or hereafter made by the Bank to or for the account of the Borrower, whether voluntary or obligatory, Guarantor hereby absolutely and unconditionally guarantees to the Bank the prompt and complete payment and performance when due (whether at stated maturity, by required prepayment, acceleration, or otherwise) of all Obligations and the performance of each of Borrower's covenants and obligations under all loan agreements, documents and instruments evidencing or relating to any Obligations or under which any Obligations may have been issued, created, assumed, suffered involuntarily, or guaranteed, and all expenses incurred in collecting or enforcing the same, as more fully set forth below, all of which conclusively shall be deemed to have been incurred in reliance upon this Guaranty, as if each of the foregoing were the direct and primary legal responsibility of Guarantor and not the Borrower.

SECTION 3. Security. As Security for the Liabilities of Guarantor, Guarantor hereby grants to the Bank a continuing lien upon and security interest in, and hereby pledges, assigns and transfers to the Bank, all right, title and interest of Guarantor in and to all deposits (general or special) of Guarantor at any time maintained with the Bank or any branch, subsidiary or affiliate of the Bank, wherever located, and any substitutions and all products and Proceeds thereof, and any other property described below, whether now or hereafter existing or acquired and wherever located, and any substitutions and all products and Proceeds (including but not limited to insurance proceeds) thereof:

[mark or initial the applicable boxes]

Accounts, General Intangibles Chattel Paper and Instruments

/ / All Accounts (including, without limitation, all accounts receivable), General Intangibles (including, without limitation, contract rights and tax refunds) and all returned or repossessed Goods, all Chattel Paper (including, without limitation, leases) and Instruments and all interests of Guarantor in all guarantees, security agreements and other property securing the payment or performance of obligations under any of the foregoing.

Imported Inventory and Documents

/ / All Imported Inventory, and all Documents (including, without limitation, all documents of title, transport or otherwise) relating to such Inventory.

Inventory and Documents

/ / All Inventory, of every description (including, without limitation, Imported Inventory, raw materials, work in process and finished Goods), and all Documents (including, without limitation, all documents of title, transport or otherwise) relating to such Inventory.


Equipment

/ / All Equipment of every description and all Accessories thereto.

Fixtures

/ / All Fixtures of every description and all Accessions thereto located at ___________________________________________________________________________.


Specific Property

/ / All of the following property: ____________________________________________
_______________________________________________________________________________.


All Property

/ / All property of every description (including, without limitation, all Accounts, General Intangibles, Chattel Paper, Instruments, Inventory, Documents, Equipment, Fixtures, Goods and all Accessions to any of the foregoing).

Note: As used above the term "Imported Inventory" means all Inventory of Guarantor of every description (including, without limitation, raw materials, work in process and finished goods) imported from outside the United States, including but not limited to Inventory consisting of parts or components produced in whole or in part in the United States and sent outside of the United States for assembly, completion or packaging, and the terms "Accessions", "Account", "Chattel Paper", "Document", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instrument" and "Inventory" have the meanings assigned to them by the New York Uniform Commercial Code, as amended.


Guarantor further grants to the Bank a continuing lien upon and security interest in, and hereby pledges and assigns to the Bank, all right, title and interest of Guarantor in and to any and all moneys, securities and any other property of Guarantor and the Proceeds thereof, now or hereafter actually or constructively held or received by or in transit to or from the Bank, including its branches, subsidiaries and affiliates, wherever located, for any purpose, including, without limitation, for collection, custody, pledge and transmission. Guarantor hereby authorizes the Bank to sign and file financing statements at any time with respect to any Security without the signature of Guarantor. Guarantor will, however, at any time on request of the Bank, sign financing statements, trust receipts, security agreements or other agreements or instruments with respect to any Security. Upon Guarantor's failure to do so, the Bank is authorized, as the agent of Guarantor, to sign (and file, if Bank deems appropriate) any such instrument. Guarantor agrees to pay all filing fees and to reimburse the Bank for all costs and expenses of any kind incurred in any way in connection with the Security.


         The Bank or its nominee may exercise any right of Guarantor with respect to any Security whether or not any Obligation or Liability is then due and payable or any default has occurred. In any statutory or non-statutory proceeding, affecting the Borrower, Guarantor or any Security or any Obligation or Liability, the Bank or its nominee may, whether or not any Obligation or Liability is then due and payable or any default shall have occurred, and regardless of the amount of Obligations or Liabilities, assert, or file a proof of claim for, the full amount of any such Obligation, Liability or the Security and vote such claim, for the full amount thereof: (a) for or against any proposal or resolution; (b) for a trustee or trustees or for a committee of creditors; or (c) for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earners plan, composition or extension, and the Bank or its nominee may receive any payment or distribution and give acquittance therefor and may exchange or release any Security. Guarantor agrees that at any time, whether or not any Obligation or Liability is then due and payable or any default shall have occurred, the Bank shall have the right to notify any account debtor (with respect to any Security consisting of Accounts), or the obligor on any Instrument or other right or claim of Guarantor to any payment which is Security, to make payment directly to the Bank, whether or not any default shall have occurred and whether or not Guarantor was theretofore making collections on such Security, and also to take control of any Proceeds the Bank is entitled to under Section 9-306 of the New York Uniform Commercial Code. If any Security consists of Accounts, Instruments or other rights or claims of Guarantor to any payment, then at the Bank's request Guarantor shall promptly notify (in manner, form and substance satisfactory to the Bank) all Persons obligated to Guarantor under any such Accounts, Instruments or other rights or claims of Guarantor to any payment that the Bank possesses a security interest in such Accounts, Instruments or other rights or claims of Guarantor to any payment and that all payments in respect of such Accounts, Instruments or other rights or claims of Owner to any payment are to be made directly to the Bank. Guarantor shall not settle, compromise or adjust any disputed amount, or allow any credit, rebate or discount with respect to any Account, Instrument or other right or claim of Guarantor to any payment which constitutes Security under this Guaranty. After the Bank shall have given any notice to an account debtor of the type specified above, any and all accounts recovered by Guarantor from the account debtor or other obligor so notified shall be promptly remitted to the Bank, and until so remitted shall be segregated by Guarantor and held in trust for the Bank.

         Any and all stocks, bonds or other securities of Guarantor at any time held by the Bank hereunder may, without notice, and whether or not an event of default exists hereunder, be registered in the name of the Bank or its nominee without disclosing that the Bank is a pledgee. The Bank or such nominee (whether or not an event of default exists hereunder and regardless of the amount of Obligations or Liabilities) may, without notice, exercise all voting and corporate rights at any meeting of any corporation issuing such stocks, bonds or other securities, and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such stocks, bonds or other securities as if the absolute owner thereof, including without limitation the right to exchange, at its discretion any and all of such stocks, bonds or other securities for other stocks, bonds, securities or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing the same or upon the exercise by the issuing corporation or the Bank of any right, privilege or option pertaining to such stocks, bonds or other securities, and in connection therewith, to deposit and deliver any and all of such stocks, bonds or securities with any committee, trustee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. If Guarantor, as registered holder of any security, shall become entitled to receive or does receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such security, or otherwise, Guarantor agrees to accept same as the Bank's agent and to hold same in trust for the Bank, and to forthwith deliver the same to the Bank in the exact form received, with Guarantor's endorsement when necessary, to be held by the Bank as Security.

         Guarantor recognizes that the Bank may be unable to effect a public sale of any securities which may constitute a portion of the Security by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws and instead may resort to one or more private sales of such Security to a restricted group of purchasers who would be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Guarantor recognizes and agrees that, because of this restriction, sales of securities may result in prices and other terms less favorable to the seller than if the disposition were made pursuant to a public sale and, notwithstanding such circumstances, agrees that any such private or limited sale or sales shall be deemed to have been made in a commercially reasonable manner. The Bank shall be under no obligation to delay a sale of any of the securities constituting part of the Security for the period of time necessary to permit the issuer of such securities to register them for public sale under the Securities Act of 1933 or under applicable state securities laws.

         To the extent permitted by applicable law, the Bank or its nominee is hereby given a right of setoff for the amount of the Liabilities upon any of and all said deposits and any credits of Guarantor with, and any and all claims of Guarantor against, the Bank at any time existing and the Bank is hereby authorized to setoff and apply such deposits, credits and claims, without prior notice or demand, to the Liabilities in such order and amounts as the Bank may elect, although such Liabilities may be contingent or unmatured.

         Guarantor shall, upon request of the Bank, assemble the Security and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and Guarantor. The Bank will give Guarantor notice of the time and place of any public sale of tile Security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as provided below, at least five days before the time of the sale or disposition, which provisions for notice Guarantor agrees are reasonable. No such notice need be given by the Bank with respect to Security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Guarantor shall remain liable to the

Bank for the payment of any deficiency with interest thereon at the highest rate applicable to the Obligations, or if no rate is specified with respect to such Obligations, at the then legal rate of interest.

         Guarantor will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments, and notices as the Bank may reasonably deem necessary or advisable from time to time in order to perfect and preserve the Liens created by this Guaranty and will, at its own costs and expense, cause such Lien to be perfected and continue to be perfected and to be and remain prior to all other Liens. The Banks, acting through its officers, employees and authorized agents, is hereby irrevocably appointed the attorney-in-fact of Guarantor to do, at Guarantor's expense, all acts and things which the Bank may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain the priority of such Liens, including the signing of financing, continuation or other similar statements and notices on behalf of Guarantor, and which Guarantor is required to do by the terms of this Guaranty. Guarantor hereby authorizes the Bank to sign and file financing statements with respect to the Security without the signature of Guarantor. Guarantor shall pay all filing fees for financing statements with respect to the Security.

SECTION 4. Reinstatement. If after receipt of any payment of, or proceeds of Security applied (or intended to be applied) to the payment of, all or any part of the Obligations, the Bank is for any reason compelled to surrender or voluntarily surrenders, such payment or proceeds to any person, (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds; or
(b) for any other reason, including without limitation (i) any judgment, decree or order of any Court or administrative body having jurisdiction over the Bank or any of its property, or (ii) any settlement or compromise or any such claim effected by the Bank with any such claimant (including the Borrower), then the Obligations or part thereof intended to be satisfied shall be reinstated and continue and this Guaranty shall continue in full force as if such payment or proceeds had not been received by the Bank, notwithstanding any revocation thereof or the cancellation of any note or other instrument evidencing any Obligation or otherwise; and Guarantor shall be liable to pay to the Bank, and hereby does indemnify the Bank and hold the Bank harmless for, the amount of such payment or proceeds so surrendered and all expenses (including all attorneys' fees, court costs and expenses attributable thereto) incurred by the Bank in the defense of any claim made against the Bank that any payment or proceeds received by the Bank in respect of all or any part of the Obligations must be surrendered. The provisions of this Section 4 shall survive the termination of this Guaranty, and any satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.

SECTION 5. Waiver. Guarantor hereby waives (a) notice of acceptance of this Guaranty and all notice of the creation, extension or accrual any of the Obligations; (b) presentment, demand for payment, notice of dishonor, and protest; (c) notice of any other nature whatsoever, except for notices specifically provided for in this Guaranty or which may not be waived under applicable law; (d) any requirement that the Bank take any action whatsoever against the Borrower or any other party or file any claim in the event of the bankruptcy of the Borrower; or (e) failure to protect, preserve or resort to any Collateral or to exercise or enforce the Bank's rights under any other guaranties of or security for the Obligations; and Guarantor further agrees that this Guaranty will not be discharged (subject to the provisions contained in Section 11) except by complete performance of all Obligations of the Borrower and the Liabilities of Guarantor hereunder.

SECTION 6. Consent. Guarantor hereby consents that from time to time, and without further notice to or consent of Guarantor, the Bank may take any or all of the following actions without diminishing, releasing or otherwise affecting the liability of Guarantor to pay and perform under this Guaranty: (a) extend, renew, modify, compromise, settle or release the Obligations (including without limitation any increase or decrease in the interest rate); (b) release or compromise any liability of any party or parties with respect to Obligations; (c) release its security interest in any or all of the Collateral or exchange, surrender, or otherwise deal with the Collateral as the Bank may determine; or (d) exercise or refrain from exercising any right or remedy of the Bank against any person or property.

SECTION 7. Guaranty Absolute. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of any lack of validity, regularity or enforceability of the Obligations or any note, instrument or agreement evidencing the same or relating thereto, the acceptance of additional guarantees or collateral or the termination, by operation of law or otherwise, of the liability of anyone with respect to the Obligations, or any other circumstance which might otherwise constitute a defense available to, or a discharge of the Borrower.

SECTION 8. COMPLETE WAIVER OF SUBROGATION. NOTWITHSTANDING ANY PAYMENT OR PAYMENTS MADE BY GUARANTOR HEREUNDER, OR ANY SETOFF OR APPLICATION BY THE BANK OF THE SECURITY OR OF ANY CREDITS OR CLAIMS, GUARANTOR WILL NOT ASSERT OR EXERCISE ANY RIGHTS OF THE BANK OR GUARANTOR AGAINST THE BORROWER TO RECOVER THE AMOUNT OF ANY PAYMENT MADE BY GUARANTOR TO THE BANK HEREUNDER OR UNDER ANY OTHER GUARANTEE BY WAY OR SUBROGATION, REIMBURSEMENT, CONTRIBUTION, INDEMNITY, OR OTHERWISE ARISING BY CONTRACT OR OPERATION OF LAW, AND GUARANTOR SHALL HAVE NO RIGHT OF RECOURSE TO OR ANY CLAIM AGAINST ANY ASSETS OR PROPERTY OF THE BORROWER, WHETHER OR NOT THE OBLIGATIONS OF THE BORROWER HAVE BEEN SATISFIED, ALL OF SUCH RIGHTS BEING HEREIN EXPRESSLY WAIVED BY GUARANTOR. If there is more than one Guarantor, each Guarantor agrees not to seek contribution from any other Guarantor until all the Obligations shall have been paid in full. If any amount shall nevertheless be paid to a Guarantor by Borrower or another Guarantor such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this Section 8 shall survive the termination of this Guaranty, and the satisfaction and discharge of the Borrower by virtue of any payment, court order or any federal or state law.
                                      - 3 -

SECTION 9. Expenses. Guaranty hereby agrees to pay any and all expenses incurred by the Bank in enforcing any rights under this Guaranty or in defending any of its rights or any amounts received hereunder. Without limiting the foregoing, Guarantor agrees that whenever any attorney is used by the Bank to obtain payment hereunder, to advise it as to its rights, to adjudicate the rights of the parties hereunder or for the defense of any of its rights or amounts received hereunder, the Bank shall be entitled to recover all attorneys' fees, court costs, and expenses attributable thereto.

SECTION 10. Binding Effect. Except to the extent it maybe terminated in accordance with Section 11, this Guaranty shall remain in full force terms, notwithstanding any and effect and shall be binding upon Guarantor, its successors and assigns, in accordance with its increase, decrease or change in the partners of Guarantor, if it should be a partnership, or the merger, consolidation, or reorganization of Guarantor, if it be a corporation, or any other change concerning the form, structure or substance of any such entity.

SECTION 11. Continuing Guaranty; Termination. This Guaranty is a continuing guaranty, which shall remain in effect until notice of termination in writing from Guarantor is actually received by the Bank at the Bank's address set forth below. Such termination will be effective only with respect to all Obligations incurred or contracted by the Borrower or acquired by the Bank after the date on which such notice is so received, but this Guaranty shall remain in full force and effect as to all Obligations existing at the date of receipt of such notice, including all renewals, compromises, modifications, extensions and other amendments relating thereto, all interest thereon and collection expenses therefor, until full payment of such Obligations to the Bank.

SECTION 12. Obligations Deemed to Become Due. If the Borrower or Guarantor makes an assignment for the benefit of creditors or a trustee or receiver is appointed for the Borrower or Guarantor or for any of its property; or any proceeding by or against the Borrower or Guarantor (or any other guarantor), under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute is commenced; or Guarantor fails to furnish to the Bank such financial information concerning Guarantor as the Bank may from time to time request; or Bank shall in good faith determine that there has been a material adverse change in Guarantor's or the Borrower's net worth or in good faith deem itself insecure with respect to Guarantor's or the Borrower's financial condition or ability to pay the Liabilities or Obligations, as the case may be, then all Obligations, regardless of their terms, for the purposes of this Guaranty, together with all Liabilities, shall be immediately due and payable, notwithstanding the absence of any default by the Borrower under any of the Obligations.

SECTION 13. Assignment. The Bank may, without notice, assign the Obligations, in whole or in part, and each successive assignee of the Obligations so assigned may enforce this Guaranty for its own benefit with respect to the Obligations so assigned.

SECTION 14. Notices. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by first class mail or by facsimile transmitter or tested telex, and shall be effective when received, and shall be sent as follows:
         If to the Guarantor, to the address set forth below its signature or such other address as it may designate, by written notice to the Bank as herein provided or such other address as may appear in the records of the Bank.

If to the Bank, to the following address:

                       Republic National Bank of New York
                                452 Fifth Avenue
                            New York, New York 10018
                           Attention: Loan Department

or such other address as it may designate, by written notice to the Guarantor as herein provided.

SECTION 15. Other Guarantees; Amendments. The execution and delivery hereafter to the Bank by Guarantor of a new instrument of guarantee shall not terminate, supersede or cancel this instrument, unless expressly provided therein, and this instrument shall not terminate, supersede or cancel any instrument of guarantee previously delivered to the Bank by Guarantor, and all rights and remedies of the Bank hereunder or under any instrument of guarantee hereafter or heretofore executed and delivered to the Bank by Guarantor shall be cumulative and may be exercised singly or concurrently. This Guaranty may be amended only by a writing executed by Guarantor and a duly authorized officer of the Bank.

SECTION 16. No Waiver; Cumulative Remedies. No delay on the part of the
Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver of the thereof. NO WAIVER OF ANY PROVISION OF THIS GUARANTY IS EFFECTIVE UNLESS MADE IN WRITING AND EXECUTED BY A DULY AUTHORIZED OFFICER OF THE BANK. All rights and remedies hereunder are cumulative and may be exercised singly or concurrently.

SECTION 17. Statute of Limitations. Any acknowledgment, new promise, payment of principal or interest or other act by the Borrower or others with respect to the obligations shall be deemed to be made as agent of Guarantor, and shall, if the statute of limitations in favor of Guarantor against the Bank shall have commenced to run, toll the running of such statute of limitations, and if such statute of limitations shall have expired, prevent the operation of such statute.

SECTION 18. Governing Law; Consent to Jurisdiction; Service of Process.
This Guaranty shall be governed by and construed in accordance with the laws of the State of New York made and to be performed wholly within that State. Guarantor hereby consents to the jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York and consents that any action or proceeding hereunder may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and authorizes the service of process on Guarantor by registered or certified mail sent to its address as set forth in Section 14.

SECTION 19. RIGHT OF BANK TO ARBITRATE DISPUTES.

(a) GUARANTOR AGREES THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG GUARANTOR AND THE BANK WHETHER SOUNDING

         IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR "DISPUTES") SHALL, AT THE BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY THE BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY GUARANTOR AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY GUARANTOR, BE RESOLVED BY ARBITRATION IN NEW YORK, NEW

         YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 19 AND SHALL, AT THE ELECTION OF THE BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (I) THIS GUARANTY OR ANY RELATED AGREEMENTS OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS INVOLVING GUARANTOR AND THE BANK, (III) ANY TRANSACTION CONTEMPLATED HEREBY AND ALL PAST, PRESENT AND FUTURE TRANSACTIONS INVOLVING GUARANTOR AND THE BANK, AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE RELATIONSHIP OF GUARANTOR AND THE BANK. Bank may elect to require arbitration of any such Dispute with Guarantor without thereby being required to arbitrate all Disputes between the Bank and Guarantor. Any such dispute shall be resolved by binding arbitration in accordance with Article 75 of the New York Civil Practice Law and Rules and the commercial arbitration rules of the American arbitration association ("AAA'). In the event of any inconsistency between such Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subsection 19(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion) pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subsection 19(d).

(b) No provision of, nor the exercise of any rights under, subsection 19(a) shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law,
         (ii) to exercise self help remedies including but not limited to setoff and repossession, or (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of the Bank, even if the Bank is the plaintiff, to submit the Dispute to arbitration if the Bank would otherwise have such right.

(c) The Bank may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by the Bank of its right to take or dispose of any Collateral or its exercise of any other right in connection with Collateral including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by the Bank.

(d) Whenever an arbitration is required under subsection 19(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience. Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks).

(e) In the event of any Dispute governed by this Section 19, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees. The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees and court costs) to the prevailing party.

SECTION 20. Severability. If any one or more of the provisions contained in this Guaranty or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not (to the full extent permitted by law) in any way be affected or impaired.

SECTION 21. Headings. The descriptive headings used in this Guaranty are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof.

SECTION 22. WAIVER OF TRIAL BY JURY. EACH OF THE BANK AND GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR AGAINST IT ON ANY MATTERS WHATSOEVER, IN CONTRACT OR IN TORT, ARISING OUT OF OR IN ANY CONNECTED WITH THIS GUARANTY OR THE OBLIGATIONS.


SECTION 23. WAIVER OF CERTAIN OTHER RIGHTS. GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIMS OF LACHES OR SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

IN WITNESS WHEREOF, the Guarantor(s) has/have executed this Guaranty and Security Agreement.

                                         Electronic Hardware Corp.
[SEAL]


                                         X  /s/ Harry Goodman
                                         --------------------------------------

                                         14 ARDSLEY PL.                 Address
                                         --------------------------------------

                                                 ROCKVILLE CTR. NY 11570
                                         --------------------------------------


                                                                        Address
                                         --------------------------------------

                                         --------------------------------------

                                                                        Address
                                         --------------------------------------



[Individual Acknowledgment(s)]
STATE OF NEW YORK
COUNTY OF Suffolk

                  On this 22 day of July, 1996, before me personally appeared Harry Goodman, and ______________, to me known, and known to me to be the individual(s) described in and who executed the foregoing instrument and (t)(s)he(y) duly acknowledged to me that (t)(s)he(y) executed the same.



                                         /s/ Lena Christie
                                         --------------------------------------
                                         Notary Public

                                                      [STAMP]


[Partnership Acknowledgment]
STATE OF NEW YORK
COUNTY OF __________


                  On this ___ day of _________, 19__, before me personally appeared __________________, and ________________, to me known, and known to me to be the members of ____________________________, the partnership mentioned and described in and which executed the foregoing instrument, and the said members duly acknowledged to me that they executed said instrument for and on behalf of and with the authority of the said partnership for the uses and purposes therein mentioned.




                                         --------------------------------------
                                         Notary Public



[Corporate Acknowledgment]
STATE OF NEW YORK
COUNTY OF __________

                  On this ___ day of _________, 19__, before me personally came ____________________, and __________________, to me known, who, being duly sworn, deposes and says that (t)(s)he(y) is/are the ___________________________ and the ______________________ of
___________________________, the corporation described in and which executed the above instrument; that (t)(s)he(y) know(s) the seal of the corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and (t)(s)he(y) signed his (her) (their) name(s) by like order.


                                         --------------------------------------
                                         Notary Public

                             SECRETARY'S CERTIFICATE

I, Harry Goodman, do hereby certify as follows:

1. I am the duly elected, qualified and acting Secretary of ALLEN FIELD, a NY corporation (the "Corporation") and as such Secretary have the care and custody of the corporate books and records, have personal knowledge of the matters set forth herein, and have authority to make this Certificate for and on behalf of the Corporation.

2. At a special meeting of the directors of the Corporation, called in accordance with the provisions of the By-Laws of the Corporation and held on JULY 22, 1996, the following resolutions were adopted by the unanimous vote or consent of all the directors.

         WHEREAS, this Corporation has a definite, important and direct financial interest in the business of _____________________________ (hereinafter referred to as the "Borrower") and the successful operation of Borrower's business is in furtherance of the best interests, welfare and financial advantage of this Corporation; and

         WHEREAS, to induce Republic National Bank of New York
         (hereinafter referred to as the "Bank") hereafter to extend credit or other financial accommodations to Borrower upon such terms and conditions as may be required by the Bank.

         IT IS, THEREFORE, RESOLVED, that this Corporation shall guarantee payment to the Bank of any and all obligations of Borrower to the Bank, whether now existing or hereafter incurred; and

         FURTHER RESOLVED, that this Corporation shall waive the right of trial by jury with respect to any dispute arising under such guarantee and any related instrument of guaranty; and

         FURTHER RESOLVED, that any officer of this Corporation be, and each of them hereby is, authorized and directed to execute, and the Secretary or any Assistant Secretary of this Corporation is hereby authorized and directed to attest and to affix the seal of this Corporation to instruments of guaranty and other documents incident thereto, in the form required by the Bank.

3. I further certify that the foregoing resolutions remain in full force and effect and have not been rescinded or modified in any manner whatsoever.

4. I have examined the stock books, stock transfer books and other records of the Corporation and know by virtue thereof and of my own knowledge that the following (is) (are) the holder(s) of all of the outstanding shares of stock of this corporation entitled to vote thereon.


                  Name(s) of Shareholder(s)                No of Shares Owned
                  -------------------------               -------------------

                     A. Franzone                                   1/3
                  -------------------------               -------------------

                     H. Goodman                                    1/3
                  -------------------------               -------------------

                     D. Kassel                                     1/3
                  -------------------------               -------------------


IN WITNESS WHEREOF, I have set my hand and the seal of Allen Field Co., at ______________________ this 22 day of July, 1996.


[SEAL]


                                         /s/ Harry Goodman
                                         --------------------------------------
                                         Secretary

SHAREHOLDERS' CONSENT TO GUARANTY

         The undersigned represent and warrant to Republic National Bank of New York (the "Bank") that they are the holders and owners of all of the outstanding shares of ALLEN FIELD CO INC., a NY corporation (the "Corporation") (owning the (respective) number(s) of shares set opposite their respective signatures below), and do hereby consent to and approve of the adoption by the Board of Directors of the Corporation of the resolutions described in the foregoing certificate and do further specifically consent to and approve of the guarantying by the Corporation of any and all of the obligations of __________________ to the Bank, and in connection therewith, further hereby specifically consent to and approve of the grant of a security interest by the Corporation in its property to secure any and all of its obligations under such guaranty and the execution and delivery, from time to time, by the Corporation to the Bank of agreements of guaranty and security and other documents which shall be required by the Bank to effectuate the purpose of such resolutions.

Dated:     JULY 19, 19__

                  Signature of Stockholders                   No of Shares
                  -------------------------               -------------------

                      Andrew Franzone                              1/3
                  -------------------------               -------------------


                     Harry Goodman                                 1/3
                  -------------------------               -------------------

                     David Kassel                                  1/3
                  -------------------------               -------------------


                  -------------------------               -------------------



STATE OF NEW YORK       )
                        )  :ss.:
COUNTY OF NEW YORK      )


                  On this 25 day of July, 1996, before me personally appeared A. Franzone, H, Goodman & D. Kassel to me known and known to me to be the individuals described in and who executed the foregoing instrument, and they duly acknowledged that they executed the same.




                                         /s/ Lena Christie
                                         --------------------------------------
                                         Notary Public